UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 5, 2006


                              KEYNOTE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



     000-27241                                                   94-3226488
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    (Commission                                                 (IRS Employer
    File Number)                                             Identification No.)


    777 Mariners Island Boulevard, San Mateo, California              94404
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          (Address of principal executive offices)                  (Zip Code)


                                 (650) 403-2400
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

     On December 4, 2006, Keynote Systems, Inc., a Delaware corporation ("Keynote"), entered into agreements with B. Riley & Co., Inc. ("B. Riley") and Craig-Hallum Capital Group LLC ("Craig-Hallum") to establish trading plans (each, a "Trading Plan") intended to qualify under Rule 10b5-1 of the Securities Exchange Act of 1934 (the "Exchange Act"). Each Trading Plan instructs B. Riley and Craig-Hallum, respectively, to repurchase for Keynote, in accordance with Rule 10b-18 of the Exchange Act, up to 1 million shares each, of Keynote's common stock, for an aggregate of up to 2 million shares. Repurchases under the Trading Plans are scheduled to terminate as late as December 2007.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         KEYNOTE SYSTEMS, INC.



Date:  December 5, 2006                  By:  /s/ Andrew Hamer
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                                              Andrew Hamer
                                              Vice President and Chief Financial
                                              Officer